UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 19, 2011

OMNOVA Solutions Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

175 Ghent Road, Fairlawn, Ohio	44333-3300
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 330-869-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 19, 2011, Michael E. Hicks, Senior Vice President and Chief Financial Officer, of the Company will deliver a presentation at the Houlihan Lokey 6th Annual Global Industrials Conference. On the same day, Kevin M. McMullen, Chairman and Chief Executive Officer, will deliver a presentation at the Northcoast Research Specialty Chemicals conference. A copy of the presentation that will be delivered is filed as Exhibit 99 to this Current Report on Form 8-K, and is incorporated herein by reference

This presentation is not filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing made pursuant to the Securities Act of 1933, as amended. The furnishing of this presentation is not intended to constitute a representation that such information is required by Regulation FD or that the presentation includes material information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ Kristine C. Syrvalin
Name:	Kristine C. Syrvalin
Title:	Secretary
Date:	May 19, 2011

EXHIBIT INDEX

Exhibit Number	Description

99	Investor Presentation